SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  NOVEMBER 29, 2001
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Press release, dated November 29, 2001.

The full text of the Press Release is attached to this report as Exhibit 99.1.

Item 9.    Regulation FD Disclosure.
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     On November 29, 2001, NTL  Incorporated  issued a press release noting with
disappointment   the   action   taken   today  by  Moody's   Investors   Service
Inc.(Moody's).

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: November 29, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

99.1    Press release, dated November 29, 2001

                                                                    Exhibit 99.1
NTL LOGO

For Immediate Release

                        NTL and Moody's Investors Service

New York, New York (November 29, 2001) - NTL Incorporated (NYSE: NLI; Nasdaq Europe: NTLI) notes with disappointment the action taken today by Moody's Investors Service Inc. (Moody's).

Moody's has taken its action based on publicly disclosed information on NTL's third quarter results.

Internally, the Company and its management have for some time been engaged in making adjustments to its business plan to reflect the current and anticipated business environment. The Company will communicate these plans as part of its regular update on public guidance.

Ends

For more information please contact:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director- Investor Relations
Tel: (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com

The Abernathy MacGregor Group  - Winnie Lerner, (+1) 212 371 5999

In the UK:
Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662 / 07788 186154
Malcolm Padley, Media Relations, +44 (0)1256 753408 / 07788 978199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0)207 909 2144, or via e-mail at investorrelations@ntl.com